                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 22, 2004
                                                  --------------


                         BECTON, DICKINSON AND COMPANY

--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

          New Jersey                001-4802                   22-0760120
- --------------------------------------------------------------------------------
   (State or other juris-         (Commission             (IRS Employer Iden-
  diction of incorporation)       File Number)            tification Number)


  1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
- --------------------------------------------------------------------------------
   (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                      N/A
--------------------------------------------------------------------------------
       (Former name or former addresses if changed since last report.)

Item 7.     Financial Statements and Exhibits.

            (c)  Exhibits.

                    Exhibit 99.1-Press release dated April 22, 2004 announcing financial results for the second fiscal quarter ended March 31, 2004, which is furnished pursuant to Item 12.

Item 12.    Results of Operations and Financial Condition.

            On April 22, 2004, the Company issued a press release announcing its financial results for the second fiscal quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BECTON, DICKINSON AND COMPANY
                                                 (Registrant)



                                          By: /s/ Dean J. Paranicas
                                              -----------------------
                                                  Dean J. Paranicas
                                                  Vice President,
                                                  Corporate Secretary and
                                                  Public Policy


Date: April 22, 2004

                               INDEX TO EXHIBITS
                               -----------------


  Exhibit
  Number              Description of Exhibits
  ------              -----------------------

  99.1                Press release issued April 22, 2004




                               STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as...............................'TM'